Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                         39
Due Period                                             01-Dec-98
Distribution Date                                      14-Jan-99
Payment Date                                           15-Jan-99

*** Trust Portfolio Summary ***

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                   -9.00%
Annualized Portfolio Yield                                 9.44%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
                           30 -   59 days  ($)      205909264.44
                            30 -   59 days (%)             4.91%
                            60 -   89 days ($)       79369653.42
                            60 -   89 days (%)             1.89%
                             90 - 119 days ($)       48401843.01
                             90 - 119 days (%)             1.15%
                            120 - 149 days ($)        39492873.7
                            120 - 149 days (%)             0.94%
                            150 - 179 days ($)       39217232.75
                            150 - 179 days (%)             0.94%
                            180 - 209 days ($)       37373859.34
                            180 - 209 days (%)             0.89%
                            210 - 239 days ($)       33991604.27
                            210 - 239 days (%)             0.81%
                            240 - 269 days ($)       33156404.08
                            240 - 269 days (%)             0.79%
                            270 - 299 days ($)        33479550.4
                            270 - 299 days (%)             0.80%
                                300+ days  ($)        7547953.85
                                 300+ days (%)             0.18%


Additional Balances on Existing Credit Lines       59,513,951.21
(draws - principal only)
Principal Collections                             120,434,397.45
Defaulted Receivables                              32,144,168.14
Finance Charge  & Administrative Collections       64,063,680.06
Recoveries                                          1,782,117.00


Average Principal Balance                       4,284,172,477.35
Personal Homeowner Lines as % of Total                    27.02%
Principal


Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-2

No. of PMTs Since Issuance:                                   14
Distribution Date:                                      01/14/99
Payment Date:                                           01/15/99
Collection Period Beginning:                            12/01/98
Collection Period Ending:                               12/31/98
Note and Certificate Accrual Beginning:                 12/15/98
Note and Certificate Accrual Ending:                    01/15/99
Number of Days in the Accrual Period

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation               7.8508%
Invested Amount
OC Balance as % of Ending Participation                  8.0487%
Invested Amount
OC Balance as % of Ending Participation                  7.6021%
Invested Amount (3 month average)
Does Early Amortization Start Based on                         0
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                               0
Is this the Early Amortization Period?                         0

Interest Allocation Percentage Calculation:
Numerator                                        $851,259,478.93
Denominator - Component (x) - Aggregate        $4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        $4,217,739,603.02
Numerators
Applicable Interest Allocation Percentage                 19.87%

Principal Allocation Percentage Calculation:
Numerator                                        $851,259,478.93
Denominator - Component (x) - Aggregate        $4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        $4,227,283,806.94
Numerators
Applicable Principal Allocation Percentage                19.87%

Default Allocation Percentage Calculation:
Numerator                                        $851,259,478.93
Denominator - Component (x) - Aggregate        $4,284,172,477.35
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        $4,217,739,603.02
Numerators
Default Allocation Percentage (Floating                   19.87%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.5% or 2.2% of Participation Invested Amount     $18,727,708.54
Series Participation Interest Default Amount       $6,387,004.25
(Sec. 4.11 (a)(iii))
Excess of (i) 2.5% or 2.2% of Part. Inv. Amt.     $12,340,704.29
over (ii) Series Part. Interest Default Amount
Minimum Principal Amount                          $12,340,704.29

Investor Principal Collections                    $12,340,704.29
Investor Finance Charge and Admin. Collections    $13,083,473.92
(4.11a)
Investor Allocated Defaulted Amounts               $6,387,004.25

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal         $851,280,060.40
Balance
Beginning Participation Invested Amount          $851,259,478.93
Ending Participation Unpaid Principal Balance    $832,552,351.86
Ending Participation Invested Amount             $832,531,770.39

Beginning Participation Unpaid Principal           $4,581,541.99
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts        $3,935,012.19
Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 150bps per           $177,345.72
annum prior to 12/98, 25bps per annum
thereafter
Participation Interest Distribution Amount         $4,581,541.99

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin. Collections    $13,083,473.92
(4.11a)
Servicing Fee if HFC is not the Servicer (Sec.             $0.00
4.11 (a)(i)
Series Participation Interest  Monthly             $4,581,541.99
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount       $6,387,004.25
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                   $0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.         $1,746,264.43
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                           $368,663.25

Reconciliation Check                                       $0.00

Series Participation Interest Monthly             $18,727,708.54
Principal

Beginning Unreimbursed Participation Interest              $0.00
Charge-Offs
Series Participation Interest Charge-Offs                  $0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                   $0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                 $0.00
Charge-Offs

Available Investor Principal Collections          $18,727,708.54
Participation Interest Distribution Amount         $4,581,541.99
Series Participation Interest Charge-Offs                  $0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts        $3,935,012.19
Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                      $646,529.80
Beginning Net Charge-Offs                                  $0.00
Reversals                                                  $0.00

+Available Investor Principal Collections         $18,727,708.54
+Series Participation Interest Charge Offs                 $0.00
+ Lesser of Excess Interest and Carryover                  $0.00
Charge Offs

Optimum Monthly Principal                         $18,727,708.54
Are the Notes Retired ?                                    $0.00
Accelerated Principal Payment                        $177,345.72

Beginning Class A-1 Security Balance             $547,429,203.43
Beginning Class A-2 Security Balance              $48,000,000.00
Beginning Class A-3 Security Balance              $90,000,000.00
Beginning Class B Security Balance                $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount plus       $67,007,621.22
APP
Beginning Class A-1 Adjusted Balance             $547,429,203.43
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certficate Adjusted Balance             $42,000,000.00
Beginning Overcollateralization Amount plus       $67,007,621.22
APP
Class A-1 Balance After Payment pursuant to $528,701,494.89 clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to       $48,000,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to       $90,000,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to         $57,000,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to $42,000,000.00 clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance      $16,000,000.00
Class A-3 Minimum Adjusted Principal Balance      $30,000,000.00
Class B Minimum Adjusted Principal Balance        $19,000,000.00
Certificate Minimum Adjusted Principal Balance    $14,000,000.00
Minimum Overcollateralization Amount              $17,000,000.00
Certificate Minimum Balance Target                 $8,409,403.41
Scheduled Certificate Payment to Certificate      $33,590,596.59
Minimum Balance Target
Class A-1 Targeted Balance                       $432,916,520.60
Class A-2 Targeted Balance                       ($4,206,479.55)
Class A-3 Targeted Balance                        $56,022,650.60
Class B Targeted Balance                          $36,787,851.08
Certificate Targeted Balance                      $38,065,075.01
Class A-1:  Payment Required to get to Target    $114,512,682.83
Class A-2:  Payment Required to get to Target     $32,000,000.00
or Minimum Adjusted Balance
Class A-3: Payment Required to get to Target $33,977,349.40 or Minimum Adjusted Balance
Class B: Payment Required to get to Target or $20,212,148.92 Minimum Adjusted Balance
Certificate: Payment Required to get to Target $3,934,924.99 or Minimum Adjusted Balance
OC: Payment to get to Minimum                     $50,007,621.22
Overcollateralization Amount

Section 3.05 Payment of Principal and
Interest;  Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                    1
Remittances on the Participation                  $23,309,250.53

Interest and Yield
(i)    Pay Class A-1 Interest Distribution -       $2,694,257.52
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -        $240,786.09
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -        $459,998.93
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -          $303,603.49
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate Yield       $236,366.17
- Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal        $18,727,708.54
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                  $0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid              $0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal              $0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                     $0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal            $177,345.72
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                $0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                  $0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                  $0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                  $0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                  $0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                    $0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                    $0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                  $0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                  $0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                    $0.00
(a)(vi)(d)
        Pay Certificates up to Certificate                 $0.00
Min. Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                 $0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05         $469,184.07
(a)(vii)

Total Reconciliation Check                                 $0.00
(should equal $0.00)
Accelerated Principal Reconciliation                       $0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                   $0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance        $547,429,203.43
Beginning Class A-2 Note Security Balance         $48,000,000.00
Beginning Class A-3 Note Security Balance         $90,000,000.00
Beginning Class B     Note Security Balance       $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount            $66,830,275.49
Beginning Class A-1 Adjusted Balance             $547,429,203.43
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B    Adjusted Balance             $57,000,000.00
Beginning Certficate  Adjusted Balance            $42,000,000.00
Beginning Overcollateralization Amount            $66,830,275.49
Ending Class A-1 Note Security Balance           $528,524,149.17
Ending Class A-2 Note Security Balance            $48,000,000.00
Ending Class A-3 Note Security Balance            $90,000,000.00
Ending Class B    Note Security Balance           $57,000,000.00
Ending Certificate Security Balance               $42,000,000.00
Ending Overcollateralization Amount               $67,007,621.22
Ending Class A-1 Adjusted Balance                $528,524,149.17
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B    Adjusted Balance                $57,000,000.00
Ending Certficate  Adjusted Balance               $42,000,000.00
Ending Overcollateralization Amount               $67,007,621.22
Class A-1 Note Rate Capped at 12.5%                    5.715470%
Class A-2 Note Rate Capped at 14.0%                    5.825470%
Class A-3 Note Rate Capped at 14.0%                    5.935470%
Class B    Note Rate Capped at 14.0%                   6.185470%
Certificate Rate Capped at 15.0%                       6.535470%
Class A-1 Interest Due                             $2,694,257.52
Class A-2 Interest Due                               $240,786.09
Class A-3 Interest Due                               $459,998.93
Class B Interest Due                                 $303,603.49
Certificate Yield  Due                               $236,366.17
Class A-1 Interest Paid                            $2,694,257.52
Class A-2 Interest Paid                              $240,786.09
Class A-3 Interest Paid                              $459,998.93
Class B Interest Paid                                $303,603.49
Certificate Yield Paid                               $236,366.17
Class A-1 Unpaid Interest                                  $0.00
Class A-2 Unpaid Interest                                  $0.00
Class A-3 Unpaid Interest                                  $0.00
Class B     Unpaid Interest                                $0.00
Certificate Unpaid Yield                                   $0.00
Class A-1 Principal Paid                          $18,905,054.26
Class A-2 Principal Paid                                   $0.00
Class A-3 Principal Paid                                   $0.00
Class B    Principal Paid                                  $0.00
Certificate    Principal Paid                              $0.00
OC           Principal Paid                                $0.00
Beginning Class A-1 Net Charge-Off                         $0.00
Beginning Class A-2 Net Charge-Off                         $0.00
Beginning Class A-3 Net Charge-Off                         $0.00
Beginning Class B    Net Charge-Off                        $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A-1                           $0.00
Reversals Allocated to Class A-2                           $0.00
Reversals Allocated to Class A-3                           $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated           $177,345.72
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A-1                         $0.00
Charge-Offs Allocated to Class A-2                         $0.00
Charge-Offs Allocated to Class A-3                         $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A-1 Net Charge-Off                            $0.00
Ending Class A-2 Net Charge-Off                            $0.00
Ending Class A-3 Net Charge-Off                            $0.00
Ending Class B     Net Charge-Off                          $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Bond Balance Reconciliation    (should equal             ($0.00)
$0.00)

Certificate Balance/Participation Invested               4.9339%
Amount (Beginning of Month)

Designated Certificate / Certificate Security
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month         $420,000.00
Principal Payments in Respect of  Designated               $0.00
Certificate (Sec. 3.05 (vi) & (vii))
Designated Certificate  - End of Month               $420,000.00
Yield Payments in Respect of Designated                $2,363.66
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated          $15,830,275.49
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))        $177,345.72
Payments to Holder of Designated Certificate               $0.00
in respect to Acc. Prin. (Sec. 3.05 (vi)(f) &
(vii))
Designated Certificateholder Accelerated          $16,007,621.22
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount      $51,000,000.00
(Beginning of Month)
Payments to Designated Certificates in                     $0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount      $51,000,000.00
(End of Month)

Remaining Payments to Designated Certificates              $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))        $469,184.07



Monthly Security  Report
Household Consumer Loan Trust 1997-2

Distribution Date                                       01/14/99
Payment Date:                                           01/15/99
Collection Period Beginning                             12/01/98
Collection Period Ending:                               12/31/98
Note and Certificate Accrual Beginning:                 12/15/98
Note and Certificate Accrual Ending:                    01/15/99


Ending Pool Principal Balance                  $4,191,310,005.07
Series 1997-1 Participation Invested Amount      $832,531,770.39
Seller Amount                                     $65,723,355.27
Remittances on the Participation                  $23,309,250.53
Optimum Monthly Principal                         $18,727,708.54
Accelerated Principal Payment                        $177,345.72
Beginning Class A-1 Note Security Balance        $547,429,203.43
Beginning Class A-2 Note Security Balance         $48,000,000.00
Beginning Class A-3 Note Security Balance         $90,000,000.00
Beginning Class B Note Security Balance           $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount            $66,830,275.49
Beginning Class A-1 Adjusted Balance             $547,429,203.43
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certificate  Adjusted Balance           $42,000,000.00
Beginning Overcollateralization Amount            $66,830,275.49
Ending Class A-1 Note Security Balance           $528,524,149.17
Ending Class A-2 Note Security Balance            $48,000,000.00
Ending Class A-3 Note Security Balance            $90,000,000.00
Ending Class B Note Security Balance              $57,000,000.00
Ending Certificate Security Balance               $42,000,000.00
Ending Overcollateralization Amount               $67,007,621.22
Ending Class A-1 Adjusted Balance                $528,524,149.17
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B Adjusted Balance                   $57,000,000.00
Ending Certificate  Adjusted Balance              $42,000,000.00
Ending Overcollateralization Amount               $67,007,621.22
Class A-1 Note Rate Capped at 12.5%                   5.7154700%
Class A-2 Note Rate Capped at 14.0%                   5.8254700%
Class A-3 Note Rate Capped at 14.0%                   5.9354700%
Class B    Note Rate Capped at 14.0%                  6.1854700%
Certificate Rate Capped at 15.0%                      6.5354700%
Class A-1 Interest Due                             $2,694,257.52
Class A-2 Interest Due                               $240,786.09
Class A-3 Interest Due                               $459,998.93
Class B Interest Due                                 $303,603.49
Certificate Yield  Due                               $236,366.17
Class A-1 Interest Paid                            $2,694,257.52
Class A-2 Interest Paid                              $240,786.09
Class A-3 Interest Paid                              $459,998.93
Class B Interest Paid                                $303,603.49
Certificate Yield Paid                               $236,366.17
Class A-1 Unpaid Interest                                  $0.00
Class A-2 Unpaid Interest                                  $0.00
Class A-3 Unpaid Interest                                  $0.00
Class B Unpaid Interest                                    $0.00
Cetificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                          $18,905,054.26
Class A-2 Principal Paid                                   $0.00
Class A-3 Principal Paid                                   $0.00
Class B Principal Paid                                     $0.00
Certificate  Principal Paid                                $0.00
OC Principal Paid                                          $0.00
Beginning Class A-1 Net Charge-Off                         $0.00
Beginning Class A-2 Net Charge-Off                         $0.00
Beginning Class A-3 Net Charge-Off                         $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A-1                           $0.00
Reversals Allocated to Class A-2                           $0.00
Reversals Allocated to Class A-3                           $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated           $177,345.72
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A-1                         $0.00
Charge-Offs Allocated to Class A-2                         $0.00
Charge-Offs Allocated to Class A-3                         $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A-1 Net Charge-Off                            $0.00
Ending Class A-2 Net Charge-Off                            $0.00
Ending Class A-3 Net Charge-Off                            $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Interest paid per $1,000 Class A-1                     $2.954230
Principal paid per $1,000 Class A-1                   $20.729226
Interest paid per $1,000 Class A-2                     $5.016377
Principal paid per $1,000 Class A-2                    $0.000000
Interest paid per $1,000 Class A-3                     $5.111099
Principal paid per $1,000 Class A-3                    $0.000000
Interest paid per $1,000 Class B                       $5.326377
Principal paid per $1,000 Class B                      $0.000000
Yield Paid per $1,000 Certificate                      $5.627766
Principal Paid per $1,000 Certificate                  $0.000000





Bloomberg Summary
Household Consumer Loan Trust 1997-2

Distribution Date                                      15-Jan-99
Due Period                                                Dec-98
Monthly Payment Rate (including charge offs)               3.56%
Monthly Draw Rate                                          1.39%
Monthly Net Payment Rate                                   2.17%
Actual Payment Rate                                        2.20%

Annualized Cash Yield                                     18.44%
Annualized Gross Losses                                    9.00%
Annualized Portfolio Yield                                 9.44%
Weighted Coupon                                            5.83%
Excess Servicing                                           3.61%


Ending Overcollateralization Percentage (3 mo              7.85%
avg)
Trigger Level                                              4.25%
Excess Overcollateralization                               3.60%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                              4.91%
      60-89 days (Del Stat 2)                              1.89%
      90+ days (Del Stat 3+)                               6.51%

Total Participation Balance (ending)                 832,552,352